Clearwater Paper Corporation First Quarter 2021 Earnings Release Materials May 5, 2021 ARSEN S. KITCH President, Chief Executive Officer And Director MICHAEL J. MURPHY Senior Vice President And Chief Financial Officer

© Clearwater Paper Corporation 2021Page 2 Cautionary Statement Regarding Forward Looking Statements This presentation of supplemental information contains, in addition to historical information, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our response to COVID-19 and the impact of COVID-19 on consumer behavior and our business and operations; industry trends in response to COVID-19 and other factors; backlogs and inventory overhang; assumptions for Q2 2021 and full year 2021, including operational factors, interest, capital, depreciation and amortization and income tax; the operational and financial benefits from the Shelby expansion; capital structure and liquidity; capital allocation objectives; scheduled debt maturity; value proposition; and near-term strategic positioning. These forward-looking statements are based on management’s current expectations, estimates, assumptions and projections that are subject to change. Our actual results of operations may differ materially from those expressed or implied by the forward-looking statements contained in this presentation. Important factors that could cause or contribute to such differences include the risks and uncertainties described from time to time in the company's public filings with the Securities and Exchange Commission, including but not limited to the following: impact of COVID-19 on our operations and our supplier’s operations and on customer demand; competitive pricing pressures for our products, including as a result of increased capacity as additional manufacturing facilities are operated by our competitors and the impact of foreign currency fluctuations on the pricing of products globally; the loss of, changes in prices in regard to, or reduction in, orders from a significant customer; changes in the cost and availability of wood fiber and wood pulp; changes in transportation costs and disruptions in transportation services; changes in customer product preferences and competitors' product offerings; larger competitors having operational and other advantages; customer acceptance and timing and quantity of purchases of our tissue products, including the existence of sufficient demand for and the quality of tissue produced by our expanded Shelby, North Carolina operations; consolidation and vertical integration of converting operations in the paperboard industry; our ability to successfully implement our operational efficiencies and cost savings strategies, along with related capital projects, and achieve the expected operational or financial results of those projects, including from the continuous digester at our Lewiston, Idaho facility; changes in the U.S. and international economies and in general economic conditions in the regions and industries in which we operate; manufacturing or operating disruptions, including IT system and IT system implementation failures, equipment malfunctions and damage to our manufacturing facilities; cyber-security risks; changes in costs for and availability of packaging supplies, chemicals, energy and maintenance and repairs; labor disruptions; cyclical industry conditions; changes in expenses, required contributions and potential withdrawal costs associated with our pension plans; environmental liabilities or expenditures; reliance on a limited number of third-party suppliers for raw materials; our ability to attract, motivate, train and retain qualified and key personnel; our substantial indebtedness and ability to service our debt obligations; restrictions on our business from debt covenants and terms; negative changes in our credit agency ratings; and changes in laws, regulations or industry standards affecting our business. Forward-looking statements contained in this presentation present management’s views only as of the date of this presentation. We undertake no obligation to publicly update forward-looking statements, to retract future revisions of management's views based on events or circumstances occurring after the date of this presentation. Non-GAAP Financial Measures This presentation include certain financial measures that are not calculated in accordance with GAAP, including Adjusted EBITDA, Adjusted Income and Net debt. The Company’s management believes that the presentation of these financial measures provides useful information to investors because these measures are regularly used by management in assessing the Company’s performance. These financial measures should be considered in addition to results prepared in accordance with GAAP but should not be considered substitutes for or superior to GAAP results. In addition, these non-GAAP financial measures may not be comparable to similarly-titled measures utilized by other companies, since such other companies may not calculate such measure in the same manner as we do. A reconciliation of these measures (Adjusted EBITDA, Adjusted Income and Net debt) to the most relevant GAAP measure is available in the appendix of this presentation.. FORWARD-LOOKING STATEMENTS

© Clearwater Paper Corporation 2021Page 3 Overall  Net Income of $12 million  Adjusted EBITDA of $54 million Pulp and Paperboard  Continued strong customer demand  Prices increasing and mix improving  Weather event impacted business directly by $6.5 million Consumer Products  Sales dropped due to pull back in consumer demand and retailers managing inventory  Tissue production exceeded demand  Taking proactive steps to address demand decline Capital Structure  Reduced net debt by $21 million Q1 2021 BUSINESS HIGHLIGHTS

BUSINESS UPDATE – PULP AND PAPERBOARD

Diversified range of end-market products and flexibility in our supply chain provided overall strong results

Industry

- We estimate ~2/3 of industry demand is driven by recession resilient end-market segments, such as food packaging and other consumer goods
- ~1/3 of demand is exposed to discretionary end-market segments, including food service, commercial print, luxury packaging, etc.

Clearwater Paper

- Demand and order backlogs remain strong
- Fastmarkets RISI reflected market price increases
  - $50/ton on folding carton grades, collectively in March and April
  - $20/ton on cupstock and food service grades in April
- Impact from cold weather in the South was $6.5 million

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© Clearwater Paper Corporation 2021

© Clearwater Paper Corporation 2021Page 5 Industry (North America)  Pre-COVID: ~10 million ton demand with ~2/3 at home, ~1/3 away from home  Initially: COVID pandemic led to shift to at-home demand and consumer pantry stocking  Now: excess inventory in consumer pantries and retail supply chains • At home tissue shipments likely exceeded consumption in 2020, suggesting over a month of excess inventory between consumers and retailers • Inventory overhang being is worked down, timing and trajectory of return to normal is unclear Clearwater Paper  Q1 2021 shipments were 11.7 million cases compared to 15.2 million in Q1 2020, 13.9 million in Q4 2020 and 12.3 million in Q1 2019 • Slowing order patterns in Q1 2021 as retailers managed inventories and consumers pulled back on purchases from our customers  Q1 2021 production exceeded sales, actions underway to address impact from weaker demand  Monitoring channel and customer trends to determine altered consumer buying patterns BUSINESS UPDATE – CONSUMER PRODUCTS Demand for retail tissue dropped significantly in Q1 2021

© Clearwater Paper Corporation 2021Page 6 FINANCIAL PERFORMANCE ($ in millions, except per share amounts) 2021 2020 Net Sales 425.9$ 477.9$ Cost of Sales 370.6 423.0 Selling, general and adminstrative 27.8 27.5 Other operating charges, net 0.4 8.6 Income from operations 27.1 18.8 Non-operating expense (11.8) (14.7) Income tax provision (benefit) 3.2 (6.2) Net income (loss) 12.1$ 10.3$ Diluted income per share 0.71$ 0.62$ Adjusted income per share 0.69$ 0.57$ Quarter Ended March 31,

© Clearwater Paper Corporation 2021Page 7 SEGMENT PROFIT AND LOSS AND ADJUSTED EBITDA ($ in millions) 2021 2020 Net Sales Pulp and Paperboard 219.7$ 223.1$ Consumer Products 208.4 262.5 Eliminations (2.2) (7.8) 425.9$ 477.9$ Operating Income Pulp and Paperboard 25.0$ 26.2$ Consumer Products 17.9 14.6 Corporate and other (15.5) (13.4) Other operating charges, net (0.4) (8.6) 27.1$ 18.8$ Adjusted EBITDA Pulp and Paperboard 34.0$ 35.5$ Consumer Products 34.7 31.9 Corporate and other (14.4) (12.0) 54.3$ 55.4$ Quarter Ended March 31,

© Clearwater Paper Corporation 2021Page 8 PULP AND PAPERBOARD RESULTS Q1 2021 vs. Q1 2020 Segment Adjusted EBITDA ($ in millions) Higher pricing with favorable mix Lower volume Weather event offset by lower input cost

© Clearwater Paper Corporation 2021Page 9 CONSUMER PRODUCTS RESULTS Q1 2021 vs. Q1 2020 Segment Adjusted EBITDA ($ in millions) Favorable mix Lower volume Lower input costs, Shelby improvements and lower transportation costs

© Clearwater Paper Corporation 2021Page 10 Capital Structure: Supportive and Stable  Capital structure provides ample liquidity  No material near-term debt maturities  Corporate/Issuer ratings: Ba2/BB- Capital Allocation Objectives  Utilize free cash flow to reduce debt  Target net debt to Adjusted EBITDA ratio of 2.5x  Targeted business improvements and maintenance capital • Normalized $60 million / year CAPITAL STRUCTURE AND ALLOCATION Liquidity Profile ($ in millions)1 ABL Availability $229.2 Less Utilization (3.6) Plus Unrestricted Cash 57.1 Liquidity $282.7 1 Note: ABL availability based on borrowing base calculations and consolidated balance sheet as of March 31, 2021, and utilization includes ABL borrowing of $0 million and outstanding letters of credit of $3.6 million. 2 Note: This chart excludes finance leases as of March 31, 2021 and assumes that the 2025 notes are repaid or refinanced at least 91 days prior to their maturity. Current debt maturities include $300 million of 5.375% notes due 2025; Term Loan due 2026; and $275 million of 4.75% notes due 2028 $0.0 $0.0 $0.0 $0.0 $300.0 $129.3 $0.0 $275.0 2021 2022 2023 2024 2025 2026 2027 2028 Scheduled Debt Maturity Profile ($ in millions)2

© Clearwater Paper Corporation 2021Page 11 Q2 2021 Operational  Impact of announced price increase in paperboard  No cold weather event impact - $6.5 million  Lewiston planned major maintenance $21 to $24 million impact to Adjusted EBITDA in the quarter  Lower expected tissue sales, more substantial production reduction impacting fixed cost leverage  Inflation impact $9 to $13 million relative to first quarter 2021 FY 2021 Operational  Impact of announced price increase in paperboard  Planned major maintenance outages $25 to $30 million impact to Adjusted EBITDA  Lower expected tissue volumes  Inflation impact of $65 to $75 million, with pulp representing over half the total  Taking proactive measures to reduce cost, improve sales, and manage inventories FY 2021 Other  Interest expense: $36 to $38 million  Depreciation and amortization expense: $106 to $110 million  CAPEX: $55 to $60 million  Taxes: Effective rate 25 to 26% with $16 million of current refunds / credits, $8 million received in Q1 OUTLOOK FOR 2021 - ASSUMPTIONS

© Clearwater Paper Corporation 2021Page 12 Pulp and Paperboard:  Diversified range of end-market, well-invested national footprint  Focused on non-integrated customers with strong service and quality commitment  Well positioned for trends towards sustainable packaging with a healthy balance of folding carton and food service products Consumer Products:  Leading private-brand provider with national scale and superior supply chain performance  Shift to private-branded over branded product continues with long runway  Tissue is need-based and economically resilient Near-term Strategy is to Prioritize Free Cash Flow, Reduce Debt:  Deliver benefits from Shelby investment including incremental converting, sales and supply chain  Operational improvements  Manage working capital  Prudent capital allocation CLEARWATER PAPER VALUE PROPOSITION Well positioned across two attractive businesses

© Clearwater Paper Corporation 2020 Appendix

© Clearwater Paper Corporation 2021Page 14 PULP AND PAPERBOARD SEQUENTIAL QUARTER RESULTS Q1 2021 vs. Q4 2020 Segment Adjusted EBITDA ($ in millions) Weather event, higher input costs and production inefficiencies Favorable mix and higher pricing

© Clearwater Paper Corporation 2021Page 15 CONSUMER PRODUCTS SEQUENTIAL QUARTER RESULTS Q1 2021 vs. Q4 2020 Segment Adjusted EBITDA ($ in millions) Reduced demand Lower SGA offset by higher input costs

KEY SEGMENT INFORMATION

	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021
Pulp and Paperboard									
Sales ($ millions)	$212.1	$235.4	$223.6	$214.3	$223.1	$216.5	$217.2	$220.4	$219.7
Adjusted EBITDA ($ millions)	$38.9	$42.9	$28.2	$44.0	$35.5	$41.2	$41.8	$42.8	$34.0
Shipments (short tons)	197,761	220,613	210,465	199,074	207,916	201,728	205,445	206,232	206,712
Sales price ($/short ton)	$1,024	$ 1,023	$ 1,021	$ 1,023	$ 1,013	$ 1,009	$ 1,009	$ 1,002	$1,028
Consumer Products									
Sales ($ millions)	$223.1	$222.8	$227.9	$228.7	$262.5	$271.3	$245.9	$238.9	$208.4
Adjusted EBITDA ($ millions)	$16.0	$12.4	$14.7	$20.7	$31.9	$53.9	$48.5	$44.7	$34.7
Shipments									
Retail (short tons)	73,356	76,175	79,526	79,748	90,791	95,432	86,292	83,347	70,762
Non-Retail (short tons)	10,266	6,623	6,882	8,393	9,002	5,812	3,799	6,498	9,423
Converted Products (cases in thousands)	12,320	12,488	13,162	13,290	15,204	16,016	14,507	13,870	11,665
Sales Price ($ per short ton)									
Retail	$2,789	$ 2,764	$ 2,707	$ 2,698	$ 2,732	$ 2,729	$ 2,766	$ 2,745	$ 2,758
Non-Retail	$1,799	$ 1,851	$ 1,805	$ 1,590	$ 1,548	$ 1,746	$ 1,820	$ 1,552	$ 1,404
Production									
Converted Produces (cases in thousands)	12,387	12,755	12,858	13,574	13,922	15,868	15,283	13,901	13,466

Note: Non-retail includes away-from-home and parent rolls

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© Clearwater Paper Corporation 2021Page 17 RECONCILIATION OF ADJUSTED EBITDA ($ in millions) December 31, 2021 2020 2020 Net income $ 12.1 $ 10.3 $ 22.6 Income tax provision (benefit) 3.2 (6.2) 7.0 Interest expense, net 9.3 12.8 9.5 Depreciation and amortization expense 26.8 28.0 27.5 Other operating charges, net 0.4 8.6 2.1 Other non-operating expense 2.5 1.9 1.9 Debt retirement costs - - 1.1 Adjusted EBITDA $ 54.3 $ 55.4 $ 71.6 Pulp and Paperboard segment income $ 25.0 $ 26.2 $ 33.7 Depreciation and amortization 9.0 9.3 9.1 Adjusted EBITDA Paperboard segment $ 34.0 $ 35.5 $ 42.8 Consumer Products segment income $ 17.9 $ 14.6 $ 27.6 Depreciation and amortization 16.8 17.3 17.1 Adjusted EBITDA Consumer Products segment $ 34.7 $ 31.9 $ 44.7 Corporate and other expense $ (15.5) $ (13.4) $ (17.3) Depreciation and amortization 1.1 1.4 1.4 Adjusted EBITDA Corporate and other $ (14.4) $ (12.0) $ (16.0) Pulp and Paperboard segment $ 34.0 $ 35.5 $ 42.8 Consumer Products segment 34.7 31.9 44.7 Corporate and other (14.4) (12.0) (16.0) Adjusted EBITDA $ 54.3 $ 55.4 $ 71.6 March 31, Three Months Ended

© Clearwater Paper Corporation 2021Page 18 RECONCILIATION OF ADJUSTED INCOME ($ in millions income, except per share amounts) 2021 2020 Net income 12.1$ 10.3$ Add back: Income tax provision 3.2 (6.2) Income before income taxes 15.3 4.1 Add back: Other operating charges, net 0.4 8.6 Adjusted net income before tax 15.7 12.7 Normalized income tax provision (benefit) 3.9 3.2 Adjusted income 11.7$ 9.5$ Weighted average diluted shares 16,979 16,615 Adjusted income per diluted share 0.69$ 0.57$ Quarter Ended March 31,

© Clearwater Paper Corporation 2021Page 19 ADDITIONAL RECONCILIATIONS ($ in millions) Reconciliation of Net Debt Mar 31, 2020 June 30, 2020 Sept 30, 2020 Dec 31, 2020 Mar 31, 2021 Cash $ 60.8 $ 48.2 $ 47.5 $ 35.9 $ 57.1 Current debt 58.1 1.6 1.7 1.7 1.7 Long term debt 883.9 827.9 785.5 716.4 716.3 add: Deferred debt costs 7.7 6.4 8.2 6.9 6.6 less: Financing leases (22.0) (21.6) (21.2) (20.8) (20.4) 927.7 814.3 774.2 704.2 704.2 Net debt $ 866.9 $ 766.1 $ 726.7 $ 668.3 $ 647.1 Reconciliation of Free Cash Flow Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Cash from operations $ 11.7 $ 109.0 $ 55.7 $ 70.8 $ 33.8 Additions to property, plant and equipment (10.5) (7.3) (9.7) (12.2) (11.1) Free cash flow $ 1.2 $ 101.7 $ 46.0 $ 58.6 $ 22.7

© Clearwater Paper Corporation 2021Page 20 MAJOR MAINTENANCE SCHEDULE ($ in millions) Idaho $7 $10 $18 $20 $17 $7 $22 $18 $30 None $24 None $25 - $30 $19 - $23 2015 2016 2017 2018 2019 2020 2021e 2022e Q1 Q2 Q3 Q4 Total 1 1 1 This information is based upon management’s current expectations and estimates, as well as historical averages. Many factors are outside the control of management, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 2.

© Clearwater Paper Corporation 2021Page 21 1 Approximated annual volume and expense amounts are based on historical average consumption and management's current expectations and estimates with respect to future volumes, and these amounts may be significantly influenced by general market conditions and other factors outside of our control. Actual results may differ materially from the information set forth above. See "Forward-Looking Statements" on page 2. KEY COMMODITY CONSUMPTION VOLUMES COGS Input Unit of Measure Approximate Annual Volume1 (in millions) Purchased Pulp Ton 0.3 Fiber Bone Dry Ton 1.7 Diesel Gallon 10 Electric MWh 1.0 Natural Gas MMBTU 10 Polyethylene Pound 30 Caustic Pound 90 Chlorate Pound 30 1